Exhibit 99.1

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002,
18 U.S.C. Section 1350

I, Robert Mehrabian, Chairman, President and Chief Executive Officer of Teledyne Technologies Incorporated (the “Corporation”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, to my knowledge that:

1.	the Quarterly Report on Form 10-Q of the Corporation for the quarterly period ended September 29, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

/s/ Robert Mehrabian

Robert Mehrabian
Chairman, President and Chief Executive Officer
November 12, 2002

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